SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☒	Definitive Information Statement

China Natural Gas, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies: Common Stock
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
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(2)	Form, schedule or registration statement no.:
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(4)	Date filed:

China Natural Gas, Inc.
19th Floor, Building B, Van Metropolis, No. 35 Tangyan Road,
High Tech Zone, Xi’an 710065, Shaanxi Province, The People’s Republic of China
Tel : 86-29-88323325

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of China Natural Gas, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s Common Stock, $0.0001 par value per share, at the close of business on July 1, 2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The purpose of this Information Statement is to inform the Company’s stockholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of July 14, 2008. This Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporation Law.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By order of the Board of Directors:

Dated: July 14, 2008	/s/ Qinan Ji
Qinan Ji
Chief Executive Officer

China Natural Gas, Inc.
19th Floor, Building B, Van Metropolis, No. 35 Tangyan Road,
High Tech Zone, Xi’an 710065, Shaanxi Province, The People’s Republic of China
Tel : 86-29-88323325

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED
IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

ACTION — REMOVAL OF DIRECTOR

General

     Under Section 141 of the Delaware General Corporation Law (“DGCL”), members of our board of directors may be removed by a vote of stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to vote. Section 3.13 of our Bylaws also permits the removal of directors by a vote of stockholders.

     James Garner’s engagement with us was terminated. In connection with that termination, Mr. Garner was asked to resign from our board of directors, which he refused.

     This action is to remove Mr. Garner from our board of directors and was proposed and submitted to us by certain stockholders who own, in the aggregate, approximately 52% of our issued and outstanding voting stock on the record date. Following the removal of Mr. Garner from our board of directors, Mr. Garner will no longer hold any positions with us.

Director Removed

     Mr. Garner has served on our board of directors since March 2006. Mr. Garner was considered an independent director as defined under the SEC rules.

Vote Required; Manner of Approval

     Under Section 141 of the DGCL and Section 3.13 of our Bylaws, a director may be removed from our board of directors by stockholders representing not less than a majority of the voting power of our issued and outstanding stock entitled to vote. Section 2.13 of our Bylaws and Section 228 of the DGCL permit any corporate action, upon which a vote of stockholders is required or permitted, to be taken without a meeting, provided that written consents are received from stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the removal of a director from our board of directors may be effected by a written consent executed by stockholders representing at least a majority of our outstanding stock entitled to vote. Since the approving stockholders represent approximately 52% of our outstanding voting stock on the record date, the written consent that it delivered on July 11, is sufficient to remove Mr. Garner from our board of directors and no further vote, approval or consent of stockholders is required to approve or authorize this action.

Effective Date

     Mr. Garner will be removed from our board of directors effective 20 days following the initial mailing of this Information Statement, or August 3, 2008.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

With the exception of James Garner, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director, nominee of director, or officer of our company; and

2.	any associate or affiliate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 1, 2008 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Number of Common Stock Beneficially Owned		Percentage Of Common Stock Outstanding(2)

Executive Officers and Directors
Qinan Ji	5,931,596	(3)	20.3%

Lihong Guo	—		—

All officers and directors as a group (2 persons)	5,931,596	(3)	20.3%

5% holders

Yangling Bodisen Biotech Development co, Ltd. c/o New York Global Group, Inc. 14 Wall Street, 12th Floor, New York, NY 10005	2,063,768	(4)	7.1%
Xiang Ji	1,456,232	(5)	5.0%
Robert Moses	2,000,000	(6)	6.9%
Heartland Value Fund	1,725,000	(7)	5.9%
Xi’an Sunway Technology & Industry Co., Ltd	2,875,364	(3)	9.8%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Xi’an Xilan Natural Gas Co., Ltd., 19th Floor, Building B, Van Metropolis, Tangyan Road, Hi-Tech Zone, Xi’an, Shaanxi Province, China.

(2) Applicable percentage ownership is based on 29,200,304 shares of common stock outstanding as of July 1, 2008, together with securities exercisable or convertible into shares of common stock within 60 days of July 1, 2008 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of July 1, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Of which 2,875,364 shares are owned by Xi’an Sunway Technology & Industry Co., Ltd. Qinan Ji owns 42.1% and may be deemed to beneficially own such shares.

(4) As set forth in the Schedule 13D filed with the SEC on December 23, 2005, which shares are the subject of law suits filed in Xi’an, China and Salt Lake City, Utah.

(5) Xiang Ji is the son of Mr. Qinan Ji.

(6) As set forth in the Schedule 13G filed with the SEC on September 7, 2007.

(7) William J. Nasgovitz has shared voting and dispositive power with respect to such shares as reported in the Schedule 13G filed with the SEC on February 8, 2008.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

China Natural Gas, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Statements made in this prospectus regarding the contents of any contract, agreement or other document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement. Copies of all or any part of the registration statement may be obtained from the SEC upon payment of the prescribed fee. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

CHINA NATURAL GAS, INC.

Dated: July 14, 2008	/s/ Qinan Ji
Qinan Ji
Chief Executive Officer